EXHIBIT 10.16


THIS WARRANT IS A RESTRICTED SECURITY WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT (I) REGISTRATION UNDER THE ACT AND COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS (II) OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT EXEMPTIONS FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE OR THAT SUCH OFFER, SALE, PLEDGE OR TRANSFER MAY OTHERWISE LAWFULLY BE MADE UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS (PROVIDED THAT NO SUCH OPINION SHALL BE REQUIRED TO BE DELIVERED TO THE COMPANY IN THE EVENT THAT THE HOLDER OF THE WARRANT DELIVERS TO THE COMPANY A CERTIFICATE SIGNED BY THE HOLDER THEREOF IN A FORM SATISFACTORY TO THE COMPANY VERIFYING THAT THE REQUIREMENTS OF RULE 144 PROMULGATED UNDER THE ACT HAVE BEEN SATISFIED WITH RESPECT TO SUCH OFFER, SALE, PLEDGE OR TRANSFER).

     THIS WARRANT AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

                                                       Void after June 30, 2005

                         OMNIVISION TECHNOLOGIES, INC.

                         COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, Michael D. Angel (the "Holder") is
                                                                ------
entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase up to 20,000 shares of the fully paid and nonassessable Common Stock (the "Shares"), of OmniVision Technologies, Inc., a Delaware corporation (the "Company"), at the price of $32.80 per Share (the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

     1. Method of Exercise; Payment.

        (a) Cash Exercise. The purchase rights represented by this Warrant may
            -------------
be exercised by the Holder from time to time, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company, by check or wire transfer in accordance with the Company's instructions, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

        (b) Net Issue Exercise.
            ------------------

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

             (i) In lieu of exercising this Warrant pursuant to Section 1(a) above, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:


     X = Y (A-B), where
    -------
        A

     X     =     the number of Shares to be issued to the Holder.

     Y     =     the number of Shares purchasable under this Warrant or, if
only a portion of      the Warrant is being exercised, the portion of the
Warrant being cancelled (at the date of such calculation).

     A     =     the Fair Market Value of one Share (at the date of such
calculation).

     B     =     the Exercise Price (as adjusted to the date of such
calculation).

             (ii) Fair Market Value.  For purposes of this Section 1, the Fair
                  -----------------
Market Value of one Share shall be equal to the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the 10 trading days prior to the date of determination of Fair Market Value.

        (c) Stock Certificates.  In the event of any exercise of the rights
            ------------------
represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within 10 business days and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     2. Stock Fully Paid; Reservation of Shares.  All of the Shares issuable
        ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be validly issued, fully paid, and nonassessable. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient Shares (including a sufficient number of shares of the Company's Common Stock issuable upon conversion of the Shares) to provide for the exercise of the rights represented by this Warrant.


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


     3. Adjustment of Exercise Price and Number of Shares.  The number and kind
        -------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence as follows:
(a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash consideration) of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

        (b) Reclassification, etc.  If the Company shall, at any time, by
            ---------------------
subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent (and the Exercise Price shall be adjusted to the extent required) the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

        (c) Split, Subdivision or Combination of Shares.  If the Company at any
            -------------------------------------------
time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     4. Notices of Adjustments.  Whenever the number of Shares purchasable
        ----------------------
hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide written notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

     5. Fractional Shares.  No fractional shares or scrip representing
        -----------------
fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Holder shall be entitled, at its option, to receive a cash payment equal to the excess of the Fair Market Value for such fractional share above the Exercise Price for such fractional share.


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

     6. Representation, Warranties and Covenants of the Holder.  The Holder
        ------------------------------------------------------
hereby represents warrants and covenants, now and as of the date of purchase of the Shares upon exercise of this Warrant, as follows:

        (a) The Holder is familiar with the proposed business and operations of the Company and has had access to such information, including, but not limited to financial information, concerning the Company, its financing, operations, business and prospects, as the Holder has deemed relevant to enable it to make the investment contemplated by this Agreement.

        (b) The Holder is purchasing the Warrant (and any shares of capital stock purchased under the Warrant) for the Holder's own account for investment and with no intention of distributing or reselling it. The Holder is aware that resale of the Warrant (and any shares of capital stock purchased under the Warrant) is restricted in accordance with applicable federal and state securities laws. The Holder further acknowledges and understands that the Company is under no obligation to register the Warrant (and any shares of capital stock purchased under the Warrant) issued thereunder, that, in the absence of registration, the Warrant (and any shares of capital stock purchased under the Warrant) may be transferred only under limited circumstances. The Holder does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations, to such person or to any third person with respect to the Warrant (and any shares of capital stock purchased under the Warrant).

        (c) The Holder further represents and warrants that at no time was the Holder presented with or solicited by any form of general solicitation or any general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

       (d) The Holder acknowledges and understands that the Warrant (and any shares of capital stock purchased under the Warrant) constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the


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

satisfaction of certain conditions, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "brokers' transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations (generally, 1% of the total amount outstanding).

        (e) The Holder has reviewed with the Holder's own tax advisors the federal, state and local tax consequences of the transactions contemplated by this Warrant. The Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents. The Holder understands that it (and not the Company) shall be responsible for any tax liability of the Holder that may arise as a result of the transactions contemplated by this Warrant.

     7. Restrictions on Transferability; Restricted Legend.
        --------------------------------------------------

        (a) This Warrant may not be transferred by the Holder without the written consent of the Company. Notwithstanding the foregoing, prior to any transfer of this Warrant, the Holder shall notify the Company of their intention to effect such transfer, indicating the circumstances of the proposed transfer and furnish the Company with an opinion of its counsel satisfactory to the Company to the effect that the proposed transfer may be made without registration under the Securities Act and without registration or qualification under applicable state securities laws (provided that no such opinion shall be required to be delivered to the Company in the event that the Holder delivers to the Company a certificate signed by the Holder in a form satisfactory to the Company verifying that the requirements of Rule 144 promulgated under the Securities Act have been satisfied with respect to such transfer). Upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant, all in accordance with the terms of the notice delivered to the Company. The Warrant thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Warrant for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Warrant for all purposes whatsoever.

        (b) Each certificate representing (i) shares of capital stock issued upon exercise of this Warrant and (ii) any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT

BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT (I) REGISTRATION UNDER THE ACT AND COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS (II) OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT EXEMPTIONS FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE OR THAT SUCH OFFER, SALE, PLEDGE OR TRANSFER MAY OTHERWISE LAWFULLY BE MADE UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS (PROVIDED THAT NO SUCH OPINION SHALL BE REQUIRED TO BE DELIVERED TO THE COMPANY IN THE EVENT THAT THE HOLDER OF THE SECURITIES DELIVERS TO THE COMPANY A CERTIFICATE SIGNED BY THE HOLDER THEREOF IN A FORM SATISFACTORY TO THE COMPANY VERIFYING THAT THE REQUIREMENTS OF RULE 144 PROMULGATED UNDER THE ACT HAVE BEEN SATISFIED WITH RESPECT TO SUCH OFFER, SALE, PLEDGE OR TRANSFER).

        (c) Surrender of Warrant.  Any assignment permitted hereunder shall be
            --------------------

made by surrender of this Warrant to the Company at its principal office with the Assignment Form attached hereto as Exhibit B duly executed. In such event,
                                       ---------
the Company shall, without charge for any issuance or transfer tax or other cost incurred by the Company with respect to such transfer, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall be promptly cancelled.

     8. Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of
        --------------------------------------
satisfactory evidence of loss, theft, destruction or mutilation of this Warrant and of indemnity satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     9. No Rights as Stockholders.  This Warrant does not entitle the Holder to
        -------------------------
any voting rights, dividend rights or other rights as a stockholder of the Company prior to the exercise hereof.

     10. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
         ----------------------------------
the taking of any action or the expiration of any right required or granted


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


herein shall be a Saturday or a Sunday or a legal holiday on which banks in the State of California are closed for business, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     11. Expiration of Warrant.  This Warrant shall expire and shall no longer
         ---------------------
be exercisable at 5:00 p.m., local time in Cupertino, California on June 30, 2005.

     12. Miscellaneous.
         -------------

        (a) Successors and Assigns.   This Warrant shall be binding upon any
            ----------------------
successors or assigns of the Company.

        (b) Governing Law.  This Warrant shall be governed in all respects by
            -------------
the internal laws of the State of California, without regard to the choice of law provisions thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of the California state courts within Santa Clara County, California in connection with any matter based on or arising out of this Warrant or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California, and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.

       (c) Attorney's Fees.  In any litigation, arbitration, or court
           ---------------
proceeding between the Company and the Holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

        (d) Amendments.  This Warrant may be amended and the observance of any
           ----------
term of this Warrant may be waived only with the written consent of the Company and the Holder.

        (e) Notice.  Any notice required or permitted hereunder shall be deemed
            ------
effectively given upon personal delivery to the party to be notified or three
(3) days after deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the following address for such party, or at such other address as such other party may designate by ten-day advance written notice. Notice to the Company shall be delivered to OmniVision Technologies, Inc., 1341 Orleans Drive, Sunnyvale, California 94089 (Attn: General Counsel). Notice to the Holder shall be delivered to the address provided by the Holder as set forth on the signature page to this Warrant below.


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     IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase
Warrant to be executed by its officer thereunto duly authorized as of the date first above written.

                                          OMNIVISION TECHNOLOGIES, INC.
                                          a Delaware corporation

                                          By:
                                               ------------------------------

                                          Name:
                                               ------------------------------

                                          Title:
                                                ------------------------------

Acknowledged and Agreed:

----------------------------------

Michael D. Angel

Address:
           --------------------------------

           --------------------------------

Telephone:
           --------------------------------

Facsimile:
           --------------------------------

e-mail:
           --------------------------------


              [Signature Page to Common Stock Purchase Warrant]

                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE
                            STOCK PURCHASE WARRANT

To:     OMNIVISION TECHNOLOGIES, INC.

     The undersigned holder of the attached Warrant hereby irrevocably elects
to exercise the right to purchase                shares of Common Stock of
                                  ---------------
OmniVision Technologies, Inc. and herewith makes payment (i) of $          or
                                                                 ----------
 (ii) elects to pay the exercise the warrant pursuant to the provisions of
Section 1(b) of the attached Warrant for those shares and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. In making such election to exercise the Warrant and purchase such securities, the undersigned hereby affirms the statements and covenants in Sections 6 and 7 of the Warrant effective as of the date of the warrant exercise.
IN WITNESS WHEREOF, the Warrantholder has executed this Notice of Exercise
effective this     day of           ,      .
               ---        ----------  -----

                                              WARRANTHOLDER


                                              -------------------------------
                                              Michael D. Angel

                                   EXHIBIT B
                                   ---------

                                 ASSIGNMENT FORM

(To assign the foregoing Common Stock B Preferred Stock Purchase Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

-------------------------------------------------------------------------------
                                  (Please Print)

whose address is
                 --------------------------------------------------------------
                                  (Please Print)


Dated:  ____________, 200_

                          Holder's Signature:
                                                -------------------------------

                          Holder's Address:
                                                -------------------------------

                          Signature Guaranteed:
                                                -------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.